EXHIBIT 32.1
                                                                    ------------


          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report of iVoice Technology, Inc. (the "COMPANY"), on Form 10-KSB for the period ending December 31, 2006, as filed with the Securities Exchange Commission on the date hereof (the "REPORT"), the undersigned, in the capacities and on the date indicated below, I, Bruce R. Knef, hereby certify, pursuant to and solely for the purpose of 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                         By: /s/ Jerome Mahoney
                                             --------------------------
                                             Jerome Mahoney
                                             President, Chief Executive Officer
                                             and Chief Financial Officer


     April 2, 2007

     A signed original of this written statement required by Section 906 has been provided to iVoice Technology, Inc. and will be retained by iVoice Technology, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.